UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 2, 2005 (February 24, 2005)

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective February 24, 2005, the Company amended its Amended and Restated By-Laws (the “By-Laws”) to provide that the number of directors of the Company may be fixed by resolution of the Board of Directors from time to time. Prior to the amendment, the By-Laws provided that the number of Directors could be increased or decreased from time to time by amendment to the By-Laws.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Amendment to By-Laws.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

	By:	/s/ Martin R. Gausvik

Name: Martin R. Gausvik Title: Executive Vice President and Chief Financial Officer

Date: March 2, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to By-Laws.